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                                                                    EXHIBIT 23.3




                         CONSENT OF ARTHUR ANDERSEN LLP


         As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement of Suiza Foods Corporation on Form S-3 of our report dated November 26, 1997, included in Suiza Foods Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.




                                                       /s/ ARTHUR ANDERSEN LLP

Dallas, Texas

June 9, 1999